Exhibit 10.1

These securities have not been registered with the United States Securities and Exchange Commission or the securities commission of any state because they are believed to be exempt from registration under Regulation D and/or Regulation S promulgated under the Securities Act of 1933, as amended (the “Act”). The foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. This subscription agreement shall not constitute an offer to sell nor a solicitation of an offer to buy the securities in any jurisdiction in which such offer or solicitation would be unlawful.

These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act, an applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time. All offers and sales of the herein-described securities by non-U.S. persons before the expiration of a period commencing on the date of the closing of this offering and ending one year thereafter shall only be made in compliance with Regulation S, pursuant to registration under the Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made only pursuant to registration or an exemption from registration. Hedging transactions involving these securities may not be conducted unless in compliance with the Act.

OFFSHORE STOCK PURCHASE AGREEMENT

This Offshore Stock Purchase Agreement (the “Agreement”) is entered into this 1st day of November, 2005 (the “Effective Date”), by and between Information Systems Associates, Inc., a Florida corporation (“ISA”) and Aquatica Investments, Inc. (“Aquatica”), a Bahamian corporation.

WHEREAS, AQUATICA desires to purchase (three) 3 million shares of restricted common stock of ISA (the “Shares”); and

WHEREAS, ISA agrees to deliver the Shares for the Consideration (as defined below) to be paid by AQUATICA, subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Purchase and Sale. On the basis of the representations and warranties herein contained, subject to the terms and conditions set forth herein, AQUATICA hereby agrees to purchase the Shares at a purchase price of three and a third cents (US$.0333) per share (aggregate sum of $100,000), and ISA hereby agrees to sell the Shares to AQUATICA for such Consideration.

2. Closing. The closing of the purchase and sale contemplated by this Agreement (the “Closing”) shall occur upon the transfer of the Consideration to ISA at 2120 Danforth Circle, Palm City, Florida 34990 (the “Corporate Address”). ISA shall deliver the Shares to AQUATICA within 14 days of receiving full payment under this Agreement.

A. Transactions and Document Exchange at Closing. Prior to or at the Closing, the following transactions shall occur and documents shall be exchanged, all of which shall be deemed to occur simultaneously: (1) by AQUATICA: AQUATICA shall deliver, or cause to be deliver, to ISA: (a) the balance of the Consideration (if any); and (b) such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by ISA in furtherance of the intent of this Agreement; (2) by ISA: ISA shall deliver , or cause the following to be delivered, to AQUATICA: (a) the Shares; and (b) such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by AQUATICA in furtherance of the intent of this Agreement.

B. Post -Closing Documents. From time to time after the Closing, upon the reasonable request of any party, the party to whom the request is made shall deliver such other and further documents, instruments, and/or certificates as may be necessary to more fully vest in the requesting party the Consideration or the Shares as provided for in this Agreement, or to enable the requesting party to obtain the rights and benefits contemplated by this Agreement.

C. Payment. AQUATICA will ensure that all payments are forwarded to the Corporate Address.

3.  Private Offering. AQUATICA and ISA both understand and agree that the purchase and sale of securities contemplated herein constitutes a private, arms-length transaction between a willing seller and willing buyer without the use or reliance upon a broker, distributor or securities underwriter.

A.  Purchase for Investment. Neither AQUATICA nor ISA are underwriters of, or dealers in, the securities to be sold and exchanged hereunder.

B. Investment Risk. Because of ISA’s financial position and other factors as disclosed in ISA’s business plan (which AQUATICA represents it has received and reviewed), the transaction contemplated by this Agreement may involve a high degree of financial risk, including the risk that one or both parties may lose its entire investment, and both parties hereby agree that they have each undertaken an independent evaluation of the risks associated with the Shares, and both parties understand those risks and are willing to accept the risk that they may be required to bear the financial risks of this investment for an indefinite period of time.

C. Access to Information. AQUATICA and ISA and their advisors have been afforded the opportunity to discuss the transaction with legal and accounting professionals and to examine and evaluate the financial impact of the sale and exchange contemplated herein. AQUATICA acknowledges that it has been furnished with the information required to conform with the provisions of subparagraph (a)(5) of Rule 15c2-11 of the Securities and Exchange Commission.

4. Representations and Warranties of AQUATICA: AQUATICA hereby covenants and represents and warrants to ISA that:

A. Organization. AQUATICA is a corporation validly existing and in good standing under the laws of the Bahamas, with the power and authority to carry on its business as now being conducted. The execution and delivery of this Agreement and the consummation of the transaction contemplated in this Agreement have been, or will be prior to Closing, duly authorized by all requisite corporate action on the part of AQUATICA. This Agreement has been duly executed and delivered by AQUATICA and constitutes a binding and enforceable obligation of AQUATICA.

B. Third Party Consent. No authorization, consent, or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by AQUATICA in connection with the execution, delivery, or performance of this Agreement or the transfer of the Shares, or if any such is required, AQUATICA will have or will obtain the same prior to Closing.

C. Litigation. AQUATICA is not a defendant against whom a claim has been made or a judgment rendered in any litigation or proceedings before any local, state, or federal government, including but not limited to the United States, or any department, board, body, or agency thereof.

D. Authority. This Agreement has been duly executed by AQUATICA, and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in, any agreement, instrument, judgment, order, or decree to which AQUATICA is a party or to which the Consideration is subject.

E. Offshore Transaction. AQUATICA represents and warrants to ISA as follows: (i) AQUATICA is not a “U.S. person” as that term is defined in Rule 902 of Regulation S; (ii) AQUATICA is not, and on the Closing date will not be, an affiliate of ISA; (iii) at the execution of this Agreement, as well as the time this transaction is or was due, AQUATICA was outside the United States, and no offer to purchase the Shares was made in the United States; (iv) AQUATICA agrees that all offers and sales of the Shares shall not be made to U.S. persons unless the Shares are registered or a valid exemption from registration can be relied on under applicable U.S. state and federal securities laws; (v) AQUATICA is not a distributor or dealer; (vi) the transactions contemplated hereby have not been and will not be made on behalf of any U.S. person or pre-arranged by AQUATICA with a purchaser located in the United States or a purchaser which is a U.S. person, and such transactions are not and will not be part of a plan or scheme to evade the registration provisions of the Act; (vii)all offering documents received by AQUATICA include statements to the effect that the Shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. Persons (other than distributors as defined in Regulation S) during the Restricted Period unless the Shares are registered under the Securities Act of 1933 or an exemption from registration is available.

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by ISA of AQUATICA’s purchase, and shall survive thereafter. If AQUATICA has knowledge, prior to the acceptance of this Offshore Stock Purchase Agreement by ISA, that any such representations and warranties shall not be true and accurate in any respect, AQUATICA prior to such acceptance, will give written notice of such fact to ISA specifying which representations and warranties are not true and accurate and the reasons therefore.

AQUATICA agrees to fully indemnify, defend and hold harmless ISA, its officers, directors, employees, agents and attorneys from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorney's fees and expenses, which may result from a breach of AQUATICA’s representations, warranties and agreements contained herein.

F. Accredited Investor. AQUATICA is an accredited investor as that term is defined in Rule 501(a) of Regulation D promulgated under the Act. AQUATICA further represents and warrants that the information as disclosed in “Exhibit A” attached hereto is true and correct.

G. Beneficial Owner. AQUATICA is purchasing stock for its own account or for the account of beneficiaries for whom AQUATICA has full investment discretion with respect to stock and whom AQUATICA has full authority to bind, so that each such beneficiary is bound hereby as if such beneficiary were a direct signatory hereunder, and all representations, warranties and agreements herein were made directly by such beneficiary.

H. Directed Selling Efforts. AQUATICA will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares sold hereunder. To the best of its knowledge, neither AQUATICA nor any person acting for AQUATICA has conducted any “directed selling efforts” as that term is defined in Rule 902 of Regulation S.

I. Independent Investigation; Access. AQUATICA, in electing to purchase the Shares herein, has relied solely upon independent investigation made by it and its representatives. AQUATICA has been given no oral or written representation or warranty from ISA other than as set forth in this Agreement. AQUATICA and its representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material books and records of ISA, all material contracts and documents relating to ISA and this offering and an opportunity to ask questions of, and to receive answers from, ISA or any officer of ISA acting on its behalf concerning ISA and the terms and conditions of this offering. AQUATICA and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of ISA and materials relating to the offer and sale of the Shares which have been requested. AQUATICA and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

J. No Government Recommendation or Approval. AQUATICA understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Shares, or this transaction.

K. No Formation or Membership in “Group.” AQUATICA is not part of a “group” as that term is defined under the Act. AQUATICA is not, and does not intend to become, included with two or more persons acting as a partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of securities of the Company.

L. Hedging Transactions. AQUATICA hereby agrees not to engage in any hedging transactions involving the securities described herein unless in compliance with the Act and Regulation S promulgated thereunder.

5. Conditions Precedent to ISA’s Closing. All obligations of ISA under his Agreement, and as an inducement to ISA to enter into this Agreement, are subject to AQUATICA’s covenants and agreements to each of the following:

A. Acceptance of Documents. All instruments and documents delivered to ISA pursuant to this Agreement or reasonably requested by ISA to verify the representations and warranties of AQUATICA herein, shall be satisfactory to ISA and its legal counsel.

B. Representations and Warranties. The representations and warranties by AQUATICA set forth in this Agreement shall be true and correct at and as of the Closing date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement.

C. No Breach or Default. AQUATICA shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

6. Termination. This Agreement may be terminated at any time prior to the date of Closing by either party if (a) there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement, and which in the judgment of such party giving notice to terminate and based upon the advice of legal counsel makes it inadvisable to proceed with the transaction contemplated by this Agreement, or (b) if this Agreement has not been approved and properly executed by the parties by December 1, 2005.

7. Restrictive Legend. AQUATICA agrees that the Shares shall bear a restrictive legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving those securities may not be conducted unless in compliance with the Act.

8. ISA’s Obligation to Refuse Transfer. Pursuant to Regulation S promulgated under the Act, ISA hereby agrees to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

9. Miscellaneous.

A. Authority. The officers of AQUATICA and ISA executing this Agreement are duly authorized to do so, and each party has taken all action required for valid execution.

B. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, or by express mail service substantially equivalent to Federal Express, addressed as follows

To AQUATICA: Aquatica Investments, Ltd.
______________________
(offshore address)
Telephone: _________________

To ISA: Information Systems Associates, Inc.
2120 Danforth Circle
Palm City, Florida 34990
Telephone: (772) 286-3682

C. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto.

D. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

E. Assignment. None of the parties hereto may assign this Agreement without the express written consent of the other parties and any approved assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on assignor’s heirs, executors, administrators, representatives, and successors.

F. Applicable Law. This Agreement has been negotiated and is being contracted for in the United States,  State of Florida. It shall be governed by and interpreted in accordance with the laws of the United States and the State of Florida, regardless of any conflict-of-law provision to the contrary. G. Attorney’s Fees. If any legal action or other proceeding (including but not limited to binding arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney’s fees (including for appeals and collection and including the actual cost of in-house counsel, if any) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

H. Counterparts and Facsimile. This Agreement may be executed in any number of identical counterparts (except as to signature only), each of which may be deemed an original for all purposes. A fax, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

IN WITNESS WHEREOF, the parties have executed this agreement below.

Aquatica Investments, Ltd.                                                  Information Systems Associates, Inc.

By:_________________                                                   By: _______________________
    CEO                                                                               Joseph Coschera, President

APPENDIX "A"

PURCHASER REPRESENTATIONS LETTER

[Name]
[Address]
[City, State, Zip]

Dear Sirs:

The undersigned,______________, is, and has been since __________, 2005, the rightful owner of   shares of Common Stock (the "Shares") of _________ (the “Company”). These Shares were purchased pursuant to an Offshore Securities Purchase Agreement, ("Purchase Agreement") of your design. As the three hundred sixty five (365) day transaction restriction period attendant to the initial issuance of the Shares has expired, the undersigned hereby requests that the Shares be transferred into:

"Street Name" of ____________________________________,

with an address of

The undersigned represents and warrants as follows:

(1)The offer to purchase the Shares was made to it outside of the United States, while the undersigned was, at that time and at the time the Purchase Agreement was executed and delivered, and is now, outside the United States;

(2)It is not a U.S. Person (as such term is defined in Section 902(a) of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933 (the "Securities Act"); and it has purchased the Shares for its own account and not for the account or benefit of any U.S. person;

(3)All offers and sales by the undersigned of the Shares acquired pursuant to the Purchase Agreement shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

(4)It is familiar with and understands the terms and conditions and requirements contained in Regulation S;

(5)The undersigned has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Shares; and

(6)The undersigned purchased the Shares with investment intent and at present does not have the intent to sell, dispose of, or otherwise transfer, the Shares.

Dated this ____ day of ___________ 200 _

By: _______________________

These securities have not been registered with the United States Securities and Exchange Commission or the securities commission of any state because they are believed to be exempt from registration under Regulation D and/or Regulation S promulgated under the Securities Act of 1933, as amended (The Act). The foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. This subscription agreement shall not constitute an offer to sell nor a solicitation of an offer to buy the securities in any jurisdiction in which such offer or solicitation would be unlawful.

These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act, an applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time. All offers and sales of the herein-described securities by non-U.S. persons before the expiration of a period commencing on the date of the closing of this offering and ending one year thereafter shall only be made in compliance with Regulation S, pursuant to registration under the Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made only pursuant to registration or an exemption from registration. Hedging transactions involving these securities may not be conducted unless in compliance with the Act.